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                                                                Exhibit 99(d)(2)

                                   SCHEDULE A
                            TO THE ADVISORY AGREEMENT
                                JPMORGAN TRUST I
                        (AMENDED AS OF FEBRUARY 16, 2006)

MONEY MARKET FUNDS

                                                                                 ADVISORY FEE AS A PERCENTAGE OF
                                                                                     AVERAGE DAILY NET ASSETS
                                                                                 -------------------------------
                                                                                 PRE-FEBRUARY      POST-FEBRUARY
PRIOR NAME                              CURRENT NAME                               18, 2005           18, 2005
----------------------------------------------------------------------------------------------------------------
JPMorgan 100% U.S. Treasury             JPMorgan 100% U.S. Treasury Securities       0.10               0.08
Securities Money Market Fund            Money Market Fund
JPMorgan California Tax Free Money      JPMorgan California Municipal Money
Market Fund                             Market Fund                                  0.10               0.08
JPMorgan Federal Money Market Fund      JPMorgan Federal Money Market Fund           0.10               0.08
JPMorgan New York Tax Free Money        JPMorgan New York Municipal Market Fund
Market Fund                                                                          0.10               0.08
JPMorgan Prime Money Market Fund        JPMorgan Prime Money Market Fund             0.10               0.08
JPMorgan Tax Free Money Market Fund     JPMorgan Tax Free Money Market Fund          0.10               0.08

EQUITY FUNDS

                                                                                 ADVISORY FEE AS A PERCENTAGE OF
                                                                                     AVERAGE DAILY NET ASSETS
                                                                                 -------------------------------
                                                                                 PRE-FEBRUARY      POST-FEBRUARY
PRIOR NAME                              CURRENT NAME                               18, 2005           18, 2005
----------------------------------------------------------------------------------------------------------------
JPMorgan Capital Growth Fund            JPMorgan Capital Growth Fund                 0.40               0.40
JPMorgan Disciplined Equity Fund        JPMorgan Disciplined Equity Fund             0.25               0.25
JPMorgan Diversified Fund               JPMorgan Diversified Fund                    0.55               0.55
JPMorgan Dynamic Small Cap Fund         JPMorgan Dynamic Small Cap Fund              0.65               0.65
JPMorgan Fleming Asia Equity Fund       JPMorgan Asia Equity Fund                    1.00               1.00
JPMorgan Fleming Emerging Markets       JPMorgan Emerging Markets Equity Fund
Equity Fund                                                                          1.00               1.00
JPMorgan Fleming International Equity   JPMorgan International Equity Fund
Fund                                                                                 1.00               0.80
JPMorgan Fleming International Growth   JPMorgan International Growth Fund
Fund                                                                                 1.00               0.80
JPMorgan Fleming International          JPMorgan International Opportunities
Opportunities Fund                      Fund                                         0.60               0.60
JPMorgan Fleming International Small    JPMorgan International Small Cap
Cap Equity Fund                         Equity Fund                                  1.00               1.00
JPMorgan Fleming International Value    JPMorgan International Value Fund
Fund                                                                                 0.60               0.60
JPMorgan Fleming Intrepid               JPMorgan Intrepid European Fund              0.65               0.65

                                      A - 1
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
                                                                                 ADVISORY FEE AS A PERCENTAGE OF
                                                                                     AVERAGE DAILY NET ASSETS
                                                                                 -------------------------------
                                                                                 PRE-FEBRUARY      POST-FEBRUARY
PRIOR NAME                              CURRENT NAME                               18, 2005           18, 2005
----------------------------------------------------------------------------------------------------------------
European Fund
JPMorgan Fleming Japan Fund             JPMorgan Japan Fund                          1.00               1.00
JPMorgan Fleming Tax Aware              JPMorgan Intrepid International
International Opportunities Fund and    Fund(this name change effective
JPMorgan Tax Aware International        12/15/2005)
Opportunities Fund                                                                   0.85               0.60
JPMorgan Global Healthcare Fund         JPMorgan Global Healthcare Fund              1.25               0.85
JPMorgan Growth and Income Fund         JPMorgan Growth and Income Fund              0.00               0.00
JPMorgan Intrepid America Fund          JPMorgan Intrepid America Fund               0.65               0.65
JPMorgan Intrepid Growth Fund           JPMorgan Intrepid Growth Fund                0.65               0.65
JPMorgan Intrepid Investor Fund         JPMorgan Intrepid Contrarian Fund            0.65               0.65
JPMorgan Intrepid Value Fund            JPMorgan Intrepid Value Fund                 0.65               0.65
JPMorgan Market Neutral Fund            JPMorgan Market Neutral Fund                 1.50               1.25
JPMorgan Mid Cap Equity Fund            JPMorgan Mid Cap Equity Fund                 0.65               0.65
JPMorgan Small Cap Equity Fund          JPMorgan Small Cap Equity Fund               0.65               0.65
JPMorgan Tax Aware Disciplined Equity   JPMorgan Tax Aware Disciplined Equity
Fund                                    Fund                                         0.35               0.35
JPMorgan Tax Aware Large Cap Growth     JPMorgan Tax Aware Large Cap Growth
Fund                                    Fund                                         0.40               0.40
JPMorgan Tax Aware Large Cap Value      JPMorgan Tax Aware Large Cap Value Fund
Fund                                                                                 0.40               0.40
JPMorgan Tax Aware U.S. Equity Fund     JPMorgan Tax Aware U.S. Equity Fund          0.45               0.45
JPMorgan Trust Small Cap Equity Fund    JPMorgan Small Cap Core Fund                 0.65               0.65
JPMorgan U.S. Equity Fund               JPMorgan U.S. Equity Fund                    0.40               0.40
JPMorgan U.S. Small Company Fund        JPMorgan U.S. Small Company Fund             0.60               0.60

                                                                                 ADVISORY FEE AS A PERCENTAGE OF
NAME                                                                                 AVERAGE DAILY NET ASSETS
----------------------------------------------------------------------------------------------------------------
JPMorgan Tax Aware Core Equity Fund                                                          0.45%
JPMorgan Tax Aware Diversified Equity Fund                                                   0.35%
JPMorgan Tax Aware International Fund                                                        0.85%
JPMorgan U.S. Large Cap Core Plus Fund                                                       1.00%
JPMorgan Micro Cap Fund                                                                      1.25%
Highbridge Statistical Market Neutral Fund                                                   1.75%
JPMorgan Intrepid Long/Short Fund                                                            1.25%
JPMorgan Strategic Small Cap Value Fund (effective upon the effectiveness of
the Fund's registration statement)                                                           1.00%

                                      A - 2
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FIXED INCOME FUNDS

                                                                                 ADVISORY FEE AS A PERCENTAGE OF
                                                                                     AVERAGE DAILY NET ASSETS
                                                                                 -------------------------------
                                                                                 PRE-FEBRUARY      POST-FEBRUARY
NAME AS OF AUGUST 19, 2004              NEW NAME AS OF FEBRUARY 19, 2005           18, 2005           18, 2005
----------------------------------------------------------------------------------------------------------------
JPMorgan Bond Fund                      JPMorgan Bond Fund                           0.30               0.30
JPMorgan California Bond Fund           JPMorgan California Tax Free Bond Fund       0.30               0.30
JPMorgan Enhanced Income Fund           JPMorgan Enhanced Income Fund                0.25               0.25
JPMorgan Fleming Emerging Markets       JPMorgan Emerging Markets Debt Fund
Debt Fund                                                                            0.70               0.70
JPMorgan Global Strategic Income Fund   JPMorgan Global Strategic Income Fund        0.45               0.45
JPMorgan Intermediate Tax Free Income   JPMorgan Intermediate Tax Free Bond
Fund                                    Fund                                         0.30               0.30
JPMorgan New Jersey Tax Free Income     JPMorgan New Jersey Tax Free Bond Fund
Fund                                                                                 0.30               0.30
JPMorgan New York Intermediate Tax      JPMorgan New York Tax Free Bond Fund
Free Income Fund                                                                     0.30               0.30
JPMorgan Short Term Bond Fund           JPMorgan Short Term Bond Fund                0.25               0.25
JPMorgan Short Term Bond Fund II        JPMorgan Short Term Bond Fund II             0.25               0.25
JPMorgan Tax Aware Enhanced Income      JPMorgan Tax Aware Enhanced Income Fund
Fund                                                                                 0.25               0.25
JPMorgan Tax Aware Short-Intermediate   JPMorgan Tax Aware Short-Intermediate
Income Fund                             Income Fund                                  0.25               0.25

                                                                                 ADVISORY FEE AS A PERCENTAGE OF
NAME                                                                                 AVERAGE DAILY NET ASSETS
----------------------------------------------------------------------------------------------------------------
JPMorgan Tax Aware Real Return Fund                                                          0.35%
JPMorgan Real Return Fund                                                                    0.35%

SMARTRETIREMENT FUNDS

                                                                                 ADVISORY FEE AS A PERCENTAGE OF
NAME                                                                                 AVERAGE DAILY NET ASSETS
----------------------------------------------------------------------------------------------------------------
JPMorgan SmartRetirement Income Fund (effective upon the effectiveness of the
Fund's registration statement)                                                               0.00%
JPMorgan SmartRetirement 2010 Fund (effective upon the effectiveness of the
Fund's registration statement)                                                               0.00%
JPMorgan SmartRetirement 2015 Fund (effective upon the effectiveness of the
Fund's registration statement)                                                               0.00%
JPMorgan SmartRetirement 2020 Fund (effective upon the effectiveness of the
Fund's registration statement)                                                               0.00%
JPMorgan SmartRetirement 2030 Fund (effective upon the effectiveness of the
Fund's registration statement)                                                               0.00%
JPMorgan SmartRetirement 2040 Fund (effective upon the effectiveness of the
Fund's registration statement)                                                               0.00%

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                                     JPMORGAN TRUST I


                                     By:
                                            ------------------------------------

                                     Name:
                                            ------------------------------------

                                     Title:
                                            ------------------------------------


                                     J.P. MORGAN INVESTMENT MANAGEMENT INC.

                                     By:
                                            ------------------------------------

                                     Name:
                                            ------------------------------------

                                     Title:
                                            ------------------------------------

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